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                                                                   Exhibit 10.24

                        STOCK OPTION AMENDMENT AGREEMENT

         This Stock Option Amendment Agreement (this "AGREEMENT") is entered into by and between MigraTEC, Inc., a Delaware corporation and the successor in interest to MigraTEC, Inc., a Florida corporation (the "COMPANY"), and EAI Partners, Inc., a Florida corporation ("OPTIONEE"), as of the second day of January 2001 (the "DATE OF EXERCISE").

                                    RECITALS

         WHEREAS, the parties hereto are parties to that certain Stock Option Agreement, dated as of August 6, 1999 (the "STOCK OPTION AGREEMENT"); and

         WHEREAS, the Optionee has previously exercised its right and option to exercise 1,903,614 shares of the Company's common stock, par value $.001 per share (the "COMMON STOCK"); and

         WHEREAS, the Optionee has the right and option to purchase an additional 4,000,000 shares of Common Stock (the "REMAINING SHARES") pursuant to the Stock Option Agreement; and

         WHEREAS, the Remaining Shares currently are organized in two equal tranches with the first tranche representing the right to purchase 2,000,000 shares of Common Stock ("TRANCHE ONE") expiring on 5/13/01 and the second tranche representing the right to purchase the final 2,000,000 shares of Common Stock ("TRANCHE TWO") expiring on 11/13/01; and

         WHEREAS, the Stock Option Agreement may be amended pursuant to Paragraph 19 of such agreement; and

         WHEREAS, the parties hereto desire to amend the Stock Option Agreement as set forth herein.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Optionee agree as follows effective as of the date first above written:

         1. Amended Purchase Price and Payment Terms. The Stock Option Agreement is amended so that the per share purchase price of Tranche One shall be $0.18 per share; provided, however, that the Optionee must exercise its right and option to purchase all 2,000,000 Shares in Tranche One simultaneously herewith. Payment for the Tranche One Shares shall be made in four installments as follows: (i) $120,000.00 forty-five (45) days from the date of exercise on 2/16/01, (ii) $80,000.00 on 3/15/01, (iii) $80,000.00 on 4/15/01 and (iv) the
final $80,000.00 on 5/15/01. Following receipt of funds the company will immediately mail a stock certificate for the pro-rata number shares to the Optionee. Each payment shall be made to the Company by wire transfer in immediately available funds to the account set forth on Exhibit A to the Stock Option Agreement.


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         2. Remaining Terms in Effect. Except as expressly amended by this
Agreement, the Stock Option Agreement is in all respects ratified and confirmed and all of the rights, terms, conditions and agreements of the Stock Option Agreement shall remain in full force and effect. This Agreement is executed and shall constitute an amendment to the Stock Option Agreement and shall be construed in connection with and as part of the Stock Option Agreement. This Agreement shall be governed by and construed in accordance with the laws of the jurisdiction that governs the Stock Option Agreement and its construction.

         3. Conflicts. In the event of a conflict between the terms of this Agreement and the Stock Option Agreement, this Agreement shall control.



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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                         MIGRATEC, INC.



                                         By:/s/ T. Ulrich Brechbuhl
                                            --------------------------
                                         Name: T. Ulrich Brechbuhl
                                              ------------------------
                                         Title: President and CEO
                                               -----------------------

                                         EAI PARTNERS, INC.



                                         By: /s/ Milton H. Barbarosh
                                            --------------------------
                                         Name: Milton H. Barbarosh
                                              ------------------------
                                         Title: President
                                               -----------------------